BlackRock FundsSM

BlackRock Money Market Portfolio

(the “Fund”)

Supplement dated August 3, 2018 to the Investor A, Investor C and Institutional Shares Summary Prospectus (the “Summary Prospectus”) of the Fund, dated July 27, 2018

Effective immediately, the Summary Prospectus is amended as follows:

In the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares,” the Institutional Shares column of the table is deleted in its entirety and replaced with the following:

Institutional Shares
Minimum Initial Investment

There is no minimum initial investment for:

• Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) and state sponsored 529 college savings plans, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

• Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

$2 million for individuals.

$1,000 for:

• Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

• Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	No subsequent minimum.

Shareholders should retain this Supplement for future reference.

SPRO-MM-INST-0818SUP